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                                                                   EXHIBIT 10.36
                            THIRD AMENDMENT AGREEMENT


                  This Third Amendment Agreement dated as of March 27, 2001 is entered into between Ceridian Canada Ltd. (the "BORROWER") and Canadian Imperial Bank of Commerce (the "BANK").


RECITALS

A. Reference is made to the Credit Agreement dated as of March 2, 1998 between the Borrower and the Bank (as amended, the "CREDIT AGREEMENT"). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement;

B. Ceridian Corporation ("OLD CERIDIAN") guaranteed the obligations of the Borrower to the Bank pursuant to a guarantee dated as of March 2, 1998 (the "ORIGINAL GUARANTEE");

C. The Borrower is a wholly-owned subsidiary of Ceridian Canada Holdings, Inc.;

D. Pursuant to a transaction scheduled to be completed on or about March 30, 2001 (the "SEPARATION"), Old Ceridian will transfer the majority of its assets, liabilities and operations (excluding those assets, liabilities and operations related to its media audience measurement business) and shares of its subsidiaries, including the shares of Ceridian Canada Holdings, Inc. to New Ceridian Corporation (the "GUARANTOR"), which is currently a wholly owned subsidiary of Old Ceridian;

E. Immediately following the Separation, Old Ceridian will change its name to Arbitron Inc. and New Ceridian will change its name to Ceridian Corporation;

F. The Borrower has requested certain amendments to the Credit Agreement and the Bank has agreed to such amendments on the terms and conditions contained herein.



                  NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

         (a) All references to the "Guarantor" contained in the Credit Agreement and all documents delivered pursuant thereto shall mean New Ceridian;

         (b) Clause (i) of the definition of "Guarantor Credit Agreement" shall be deleted and replaced with the following:


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                           the Credit Agreement dated as of January 31, 2001,
                           among the Guarantor, as borrower, Bank of America N.A., as administrative agent, the other lenders party thereto and Banc of America Securities LLC, as arranger and manager;

         (c) The definition of "Facility A Limit" and "Facility A Maturity Date" contained in Appendix "A" shall be deleted and replaced with the following:

                  "Facility A Limit" means the amount of Cdn.$20,000,000 or the U.S. Dollar Equivalent thereof.

                  "Facility A Maturity Date" means May 31, 2001.

         (d) The following definition shall be added to Appendix "A" in the proper alphabetical order:

                  "Applicable Margin" means 0.625%, provided that the Applicable Margin shall be reduced to 0.50% for so long as the Guarantor shall have a Debt Rating of BBB+ or better. Any change in the Applicable Margin resulting from a publicly announced change in the Debt Rating shall be effective on and as of the date of such public announcement of any Debt Rating that indicates a different Applicable Margin in accordance with this definition;

                  "Applicable Stamping Fee" means 0.625%, provided that the Applicable Stamping Fee shall be reduced to 0.50% for so long as the Guarantor shall have a Debt Rating of BBB+ or better. Any change in the Applicable Stamping Fee resulting from a publicly announced change in the Debt Rating shall be effective on and as of the date of such public announcement of any Debt Rating that indicates a different Applicable Stamping Fee in accordance with this definition;

                  "Debt Rating" means, as of any date of determination, the rating as determined by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, of the Guarantor's non-credit-enhanced, senior unsecured long-term debt;

                  "Facility A Extension Date" has the meaning ascribed thereto in Section 3.10.

         (e) Section 2.1 is amended by deleting clause (a) and replacing it with the following:

                  (a) an extendible, revolving operating facility ("Facility A") in the amount of the Facility A Limit;

         (f)      Article 3 shall be amended by adding the following Section as
                  Section 3.10:

                  3.10 FACILITY A EXTENSION. By notice in writing to the Bank given not more than 90 days and not less than 30 days prior to the Facility A Maturity Date, the Borrower may request an extension of the availability of Facility A for a period of up to 364 days from the Facility A Maturity Date (the last day of such period, the




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                  "Facility A Extension Date"). The consent of the Bank to such extension shall be in its sole and absolute discretion. If the Bank consents to such extension, the Facility A Maturity Date shall be extended until the Facility A Extension Date, with effect on the Facility A Maturity Date.

         (g)      Section 4.1 shall be amended by deleting clauses (c), (d) and
                  (e) and substituting the following:

                  (c) in the case of each LIBO Loan, the LIBO Rate plus the Applicable Margin;

                  (d) in the case of Banker's Acceptances, the Stamping Fee at the Applicable Stamping Fee; and

                  (e) in the case of each Letter of Credit, 0.5% per annum of the amount of the Letter of Credit, payable in advance.

         (h) The address of the Borrower contained in Section 10.2 shall be deleted and replaced with the following address:

                  3311 East Old Shakopee Road,
                  Minneapolis, MN  55425-1640  U.S.A.

         (i) The address of the Bank shall be deleted and replaced with the following address:

                  Winnipeg Commercial Banking Centre
                  500 - One Lombard Place, P.O. Box 814
                  Winnipeg, MB  R3C 2P3  Canada

                  Telephone:  (204) 944-5033
                  Facsimile:  (204) 943-8347
                  Attention:  Director


2. RELEASE. Effective on the Amendment Effective Date, the Bank releases and discharges Old Ceridian from its obligations under the Original Guarantee. The Bank acknowledges that this release and discharge shall be enforceable by and enure to the benefit of Old Ceridian as if Old Ceridian were a party to this Agreement.

3. CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") of the satisfaction in full of the following conditions precedent:

         (a)      The Separation shall have been completed;

         (b) The Bank shall have received, in form and substance satisfactory to the Bank,

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                  (i)      a Guarantee dated as of the date hereof from New
                           Ceridian;

                  (ii) certificates of a senior officer of each of the Borrower and New Ceridian setting forth specimen signatures of the individuals authorized to sign this agreement and the Guarantee, as applicable, certified copies of the resolutions or other corporate proceedings of the Obligors authorizing the transactions under this agreement and the Guarantee, as applicable, and other corporate and factual matters relevant to the transactions under the Credit Agreement;

                  (iii) an opinion of Canadian counsel to the Borrower and New Ceridian, addressed to the Bank, in form and substance satisfactory to the Bank;

                  (iv) an opinion of in-house counsel to New Ceridian, addressed to the Bank, in form and substance satisfactory to the Bank; and

                  (v) an opinion of United States counsel to New Ceridian, addressed to the Bank, in form and substance satisfactory to the Bank.

         (c)      The Bank shall have received an amendment fee of $15,000.

4. REPRESENTATIONS. The Borrower represents and warrants to the Bank that, as of the Amendment Effective Date:

         (a) This Agreement has been duly authorized, executed and delivered by the Borrower, and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor's rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

         (b)      No Default has occurred and is continuing; and

         (c) The representations and warranties of the Borrower contained in Section 6.1 of the Credit Agreement, the representations and warranties of New Ceridian contained in Article V of the Guarantor Credit Agreement, and the representations of New Ceridian contained in the Guarantee are true and correct in all material respects on and as of the date hereof, except to the extent they refer to filings made by New Ceridian with the United States Securities and Exchange Commission ("SEC"), in which case they shall be deemed amended to include all filings made by New Ceridian with the SEC to the date hereof.

5. CREDIT AGREEMENT IN EFFECT. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and all Security Documents issued or granted in connection therewith shall continue in full force and effect. After this Agreement becomes effective as provided herein, any reference to the Credit Agreement shall refer to the Credit Agreement as amended hereby.



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6. APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of Ontario.

7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment Agreement to be duly executed by their respective authorized officers as of the date first above written.


                                       CANADIAN IMPERIAL BANK OF COMMERCE



                                       By:    /s/ Ron D. Craven
                                          --------------------------------------
                                       Name:  Ron D. Craven
                                       Title: Manager Commercial Credit

                                       By:    /s/ Ken Hargreaves
                                            ------------------------------------
                                       Name:  Ken Hargreaves
                                       Title: Director


                                       CERIDIAN CANADA LTD.


                                       By:  /s/ John H. Grierson
                                       Name:  John H. Grierson
                                       Title:  Vice President and Treasurer

                                       By:      /s/ Gary M. Nelson
                                       Name:  Gary M. Nelson
                                       Title:  Vice President and Secretary